Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Soliton, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer’s knowledge, that:

The quarterly report on Form 10-Q for the quarter ended March 31, 2019 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

SIGNATURE	TITLE	DATE

/s/ Lori Bisson	Chief Financial Officer and Executive Vice-President	May 13, 2019
Lori Bisson	(principal financial and accounting officer)